UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2015

Anchor BanCorp Wisconsin Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34955	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 608-252-8700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 6, 2015, Anchor BanCorp Wisconsin Inc. (ABCW) issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

Neither the information in this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d) Exhibit:

99.1 Anchor BanCorp Wisconsin Inc. Press Release dated February 6, 2015.

EXHIBIT
#	DESCRIPTION

99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated February 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.
(Registrant)

February 10, 2015	/s/ MARK D. TIMMERMAN
(Date)	Mark D. Timmerman
Executive Vice President, Secretary and General Counsel

Exhibit Index

99.1	Press release dated February 6, 2015.